UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 2, 2021

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia	0-9881	54-1162807
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Shentel Way, P.O. Box 459

Edinburg, Virginia 22824

(Address of Principal Executive Offices) (Zip Code)

(540) 984-4141

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 3, 2021, Shenandoah Telecommunications Company ("Shentel") issued a press release announcing certain preliminary unaudited financial results of Shentel's continuing operations for the year ended December 31, 2020 and providing Shentel's financial outlook for its continuing operations in 2021. The press release also includes an announcement that, as previously disclosed, Shentel will hold a conference call and webcast on February 3, 2021, at 8:00 a.m., Eastern time, to discuss, among other items, the preliminary unaudited financial results of Shentel's continuing operations for the year ended December 31, 2020 and Shentel's financial outlook for its continuing operations in 2021. A copy of this press release is furnished as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 7.01. Regulation FD Disclosure.

On February 2, 2021, Shentel issued a press release announcing the appraisal process related to the purchase option for Shentel's wireless assets and operations ("Shentel Wireless") previously exercised by T-Mobile US, Inc. ("T-Mobile"), has been completed. A copy of this press release is furnished as Exhibit 99.2 and is incorporated into this Item 7.01 by reference.

Item 8.01. Other Events.

As previously disclosed, T-Mobile exercised its option to purchase Shentel Wireless for 90% of the "Entire Business Value" (as defined under Shentel's affiliate agreement with Sprint), and inclusive of the unrealized Sprint waived management fee. Through an appraisal process conducted by three independent valuation providers, it has been determined that the cash purchase price for Shentel Wireless will be approximately $1.95 billion. Shentel and T-Mobile previously agreed that the determination of the "Entire Business Value" and related Shentel Wireless sale price is final and binding, subject to customary adjustments to be set forth in the definitive asset purchase agreement. With the appraisal process complete, Shentel now expects that it will enter into a definitive asset purchase agreement with T-Mobile during the first quarter of 2021, and that the sale of Shentel Wireless will close in the second quarter of 2021, subject to the satisfaction of customary closing conditions and obtaining required regulatory approvals.

This Current Report on Form 8-K contains forward-looking statements about Shentel regarding, among other things, its business strategy, its prospects and its financial position. These statements can be identified by the use of forward-looking terminology such as "believes," "estimates," "expects," "intends," "may," "will," "should," "could," or "anticipates" or the negative or other variation of these or similar words, or by discussions of strategy or risks and uncertainties. The forward-looking statements are based upon management's beliefs, assumptions and current expectations and may include comments as to Shentel's beliefs and expectations as to future events and trends affecting its business that are necessarily subject to uncertainties, many of which are outside Shentel's control. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements, including with respect to Shentel's 2021 financial outlook, preliminary unaudited financial results, and consummating the sale of Shentel Wireless, are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved, and actual results may differ materially from those contained in or implied by the forward-looking statements as a result of various factors. For example, this Current Report on Form 8-K discusses the anticipated sale of Shentel Wireless to T-Mobile, but Shentel and T-Mobile have not yet entered into a definitive agreement with respect to the anticipated transaction, and any such definitive agreement will be subject to certain closing conditions, including receipt of certain required regulatory approvals. As a result, there can be no assurance that Shentel and T-Mobile will enter into such a definitive agreement or that the closing of the transactions contemplated by any such definitive agreement will occur or will not be delayed. This Current Report on Form 8-K discusses the sale of Shentel Wireless, but the actual amount of proceeds or Shentel's use of such proceeds may differ materially from the expectations set forth in this release. A discussion of other factors that may cause actual results to differ from management's projections, forecasts, estimates and expectations is available in Shentel's filings with the Securities and Exchange Commission. Those factors may include natural disasters, pandemics and outbreaks of contagious diseases and other adverse public health developments, such as COVID-19, changes in general economic conditions, increases in costs, changes in regulation and other competitive factors. The forward-looking statements included are made only as of the date of the statement. Shentel undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1*	Shenandoah Telecommunications Company Press Release, dated February 3, 2021

99.2*	Shenandoah Telecommunications Company Press Release, dated February 2, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shenandoah Telecommunications Company

Date: February 3, 2021	By:	/s/ James J. Volk
James J. Volk
Senior Vice President – Chief Financial Officer (Principal Financial Officer)